UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported): May 18, 2022

ENB Financial Corp

(Exact name of Registrant as specified in its charter)

Pennsylvania	000-53297	51-0661129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 E. Main St., Ephrata, PA	17522-0457
(Address of principal executive offices)	(Zip Code)

(717) 733-4181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of Code of Ethics.

On May 18, 2022, the Board of Directors of ENB Financial Corp (the Company), the bank holding company for Ephrata National Bank (the Bank), approved and adopted an amended and restated Code of Ethics (the Code), which became effective May 18, 2022. The Code is applicable to all directors, officers, and employees of the Bank. Principal revisions to the Code include the following, among others:

•	Addition of requirements for senior financial officers
•	Statement that any violation of the Code of Ethics must be reported to either the Chief Risk Officer, Audit Committee Chairman, or through the company’s whistleblower hotline.

The foregoing summary is qualified in its entirety by full text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description	Page Number

14.1	Ephrata National Bank Code of Ethics (as amended and restated, effective May 18, 2022)	4

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENB FINANCIAL CORP
(Registrant)

Dated: May 19, 2022	By:	/s/ Rachel G. Bitner
Rachel G. Bitner
Treasurer
(Principal Financial Officer)

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